UNITED STATES

SECURITIS AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LM FUNDING AMERICA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

LM Funding America, Inc.

1200 Platt Street, Suite 100

Tampa, Florida 33606

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL STOCKHOLDERS’ MEETING

TO BE HELD ON NOVEMBER 8, 2024

LM Funding America, Inc. (the “Company”) is filing the attached revised proxy card as an amendment to the Definitive Proxy Statement on Schedule 14A that was filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 27, 2024 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered that the form of proxy card filed with the Proxy Statement included certain scrivener’s errors.

In addition, the Company is filing the attached revised notice and access card that was filed by the Company with the SEC on September 27, 2024. After filing the notice and access card, the Company discovered that the notice and access card included certain scrivener’s errors.

The revised proxy card and notice and access card have been made available to the Company’s stockholders in the forms attached hereto as Appendix A and Appendix B, respectively.

Please note that no changes have been made to the body of the Proxy Statement. This Form DEFA14A is being filed solely to revise the EDGAR version of the Proxy Statement to correct the form of proxy card and to correct the notice and access card.

APPENDIX A

LM Funding America, Inc.

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for easy voting:

Scan QR for

Digital Voting

LM Funding America, Inc. For Stockholders of record as of September 12, 2024 Friday November 8, 2024 3:00 pm, Local Time 1200 West Platt Street, Suite 100, Tampa, Florida 33606	Internet: www.proxypush.com/LMFA • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote

Phone: • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 3:00 PM, Local Time, November 8, 2024.	Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Bruce Rodgers and Richard Russell (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of LM Funding America, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

LM Funding America, Inc. Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 4 AND 5

PROPOSAL				BOARD OF DIRECTORS RECCOMEND
1. To elect two Class II directors to hold office for a three-year term ending at the third annual meeting of stockholders following their election;
	FOR	WITHHOLD
1.01 Douglas I. McCree				FOR

1.02 Martin Traber				FOR

	FOR	AGAINST	ABSTAIN

2. To ratify the appointment of MaloneBailey, LLP as the company's independent auditor to audit the company's 2024 financial statements;				FOR

3. To approve an amendment and restatement of the LM Funding America, Inc. 2021 Omnibus Incentive Plan;				FOR

4. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the company's outstanding common stock issuable upon the exercise of common warrants;				FOR

5. To conduct an advisory vote on the compensation of the company's named executive officers; and				FOR

6. To transact such other business that may properly come before the meeting or any adjournments or postponements thereof.

Check here if you would like to attend the meeting in person.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

_____________________________________________________ __________________________________________________

Signature (and Title if applicable) Date Signature (if held jointly) Date

APPENDIX B

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Scan QR for digital voting

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K

LM Funding America, Inc. Annual Meeting of Stockholders Friday November 8, 2024 3:00 pm, Local Time 1200 West Platt Street, Suite 100, Tampa, Florida 33606

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On November 8, 2024 For Stockholders of record as of September 12, 2024

To order paper materials, use one of the following methods.

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/LMFA

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Internet: www.investorelections.com/LMFA

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Call: 1-866-648-8133

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before October 29, 2024.

Email: paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Your control number _____________ Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

SEE REVERSE FOR FULL AGENDA

LM Funding America, Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 4 AND 5

PROPOSAL
1. To elect two Class II directors to hold office for a three-year term ending at the third annual meeting of stockholders following their election;

1.01 Douglas I. McCree

1.02 Martin Traber

2. To ratify the appointment of MaloneBailey, LLP as the company's independent auditor to audit the company's 2024 financial statements;

3. To approve an amendment and restatement of the LM Funding America, Inc. 2021 Omnibus Incentive Plan;

4. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the company's outstanding common stock issuable upon the exercise of common warrants;

5. To conduct an advisory vote on the compensation of the company's named executive officers; and

6. To transact such other business that may properly come before the meeting or any adjournments or postponements thereof.